INFRARED SYSTEMS INTERNATIONAL

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2011

INFRARED SYSTEMS INTERNATIONAL
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-17953 Commission File Number	38-3767357 (I.R.S. Employer Identification No.)

4550 NW Newberry Hill Road, Suite 202        Silverdale, WA                                                                                                             98383
(Address of principal executive offices)                                                                                                                                         (zip code)

Registrant’s telephone number, including area code:  (360) 536-4220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

On April 21, 2010, Infrared Systems International (the “Company”) filed a Current Report on Form 8-K to report the completion of its acquisition of all of the outstanding shares of Focus Systems, Inc.  The Company indicated on the Form 8-K that it would file the financial information required under Item 9.01 as provided in Rule 8-04(b) of Regulation S-X.  This Amendment is filed to provide the required information.

Pursuant to Item 9.01 of Form 8-K, set forth below are the financial statements and pro forma financial information relating to the aforementioned acquisition.  Such information should be read in conjunction with the Company’s Form 8-K, dated and filed on April 21, 2010.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

- - - - - - - - -

AUDITED FINANCIAL STATEMENTS

FOCUS SYSTEMS, INC.

Fiscal Years Ending
September 30, 2008 and
September 30, 2009

- - - - - - - - -

BONGIOVANNI & ASSOCIATES, C.P.A’s
Certified Public Accountants

BONGIOVANNI & ASSOCIATES, C.P.A.’s
19720 Jetton Road, 3rd Floor
Cornelius, North Carolina 28031 (USA)

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Focus Systems, Inc.

We have audited the accompanying balance sheets of Focus Systems, Inc. (“The Company”) as of September 30, 2009 and September 30, 2008, and the statements of operations, changes in stockholders’ deficit, and cash flows for the two years then ended.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness for the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Focus Systems, Inc. as of September 30, 2009 and September 30, 2008, and the results of its operations and its cash flows for the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has recurring incurred losses from operations, has a liquidity problem, and requires funds for its operational activities. These factors raise substantial doubt that the Company will be able to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Bongiovanni & Associates
Bongiovanni & Associates
Certified Public Accountants
Cornelius, North Carolina
February 11, 2011

FOCUS SYSTEMS, INC.
BALANCE SHEETS

ASSETS
	September 30, 2009	September 30, 2008

CURRENT ASSETS:
Cash and cash equivalents	1,692	1,109
Accounts receivable	73,590	57,808
Prepaid expenses	7,866	-
Total Current Assets	83,148	58,917

PROPERTY AND EQUIPMENT, NET	10,500	-

OTHER ASSETS:
Loans	-	75,000
Total Other Assets	-	75,000
TOTAL ASSETS	93,648	133,917
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	8,578	-
Notes payable	95,840	102,000
Other liabilities	55,656	5,506
Total Current Liabilities	160,074	107,506
STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $0.001 par value, 1,000,000 shares authorized, 500,000 shares issued and outstanding	500	500
Preferred stock, $0.001 par value, 500,000 shares authorized, 275,012 shares issued and outstanding	275	85
Additional paid in capital	274,737	85,143
Retained (deficit)	(341,938)	(59,317)
Total Stockholders’ Equity (Deficit)	(66,426)	26,411
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	93,648	133,917

See accompanying notes and report of independent registered public accounting firm.

FOCUS SYSTEMS, INC.
STATEMENTS OF OPERATIONS
	For the Years
	Ended September 30,

	2009	2008
REVENUES:
ISP revenues	$184,063	$899,819
Service revenues	79,410	164,154
Total Revenue	263,473	1,063,972
COST OF GOODS SOLD:
ISP COGS	21,100	416,908
Service COGS	7,548	7,366
Total Cost of Goods Sold	28,648	424,274
GROSS PROFIT	234,825	639,698
OPERATING EXPENSES:
Bad debts	41,647	39,808
Consulting fees	8,307	20,000
Payroll expense	286,967	282,683
Professional fees	2,346	38,534
Travel	487	1,238
Loss on goodwill impairment-ISP	-	121,742
Other general and administrative	171,942	245,709
Total Operating Expenses	511,697	749,714
(LOSS) FROM OPERATIONS	(276,872)	(110,016)
OTHER INCOME (EXPENSE):
Interest and finance charges	-	16,346
Referral fees	-	1,010
Interest expense	(5,750)	(6,120)
Total Other Income (Expense)	(5,750)	11,236
(LOSS) BEFORE INCOME TAX PROVISION	(282,622)	(98,780)

PROVISION FOR INCOME TAX	-	-

NET (LOSS)	$(282,622)	$(98,780)

BASIC AND FULLY DILUTED (LOSS) PER SHARE	$(0.57)	$(0.20)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	500,000	500,000

See accompanying notes and report of independent registered public accounting firm.

FOCUS SYSTEMS, INC.
STATEMENT OF CHANGES IN
STOCKHOLDERS' EQUITY (DEFICIT)

	Preferred Stock		Common Stock		Additional paid in	Retained Earnings	Stockholders' Total Equity
	Shares	Amount	Shares	Amount	capital	(Deficit)	(Deficit)

BALANCES, August 8, 2007 (date of inception)	-	$-	500,000	$500	$-	$-	$500

Net earnings for the year ended
September 30, 2007	-	-	-	-	-	39,463	39,463

BALANCES, September 30, 2007	-	-	500,000	500	-	39,463	39,963

Issuance of preferred stock for
cash investment	85,228	85	-	-	85,143	-	85,228

Net Loss for the year ended
September 30, 2008	-	-	-	-	-	(98,780)	(98,780)

BALANCES, September 30, 2008	85,228	85	500,000	500	85,143	(59,317)	26,411

Issuance of preferred stock for
cash investment	189,784	190	-	-	189,594	-	189,784

Net Loss for the year ended
September 30, 2009	-	-	-	-	-	(282,622)	(282,622)

BALANCES, September 30, 2009	275,012	$275	500,000	$500	$274,737	$(341,938)	$(66,426)

See accompanying notes report of independent registered public accounting firm.

FOCUS SYSTEMS, INC.
STATEMENTS OF CASH FLOWS
	For the Years
	Ended September 30,
	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(282,622)	$(98,780)
Adjustments to reconcile net loss to net cash (used in)
operating activities:
Depreciation	5,500	-
Amount reserved due to doubtful accounts	102	39,808
Net (increase) decrease in operating assets:
Accounts receivable	(15,782)	(30,908)
Prepaid expenses	(7,866)	-
Net increase (decrease) in operating liabilities:
Accounts payable	8,578	-
Other liabilities	50,151	5,506

Net Cash (Used in) Operating Activities	(241,939)	(84,374)

CASH FLOWS FROM INVESTING ACTIVITIES:
Payments for property and equipment	(16,000)	-
Payments (receipts) from loans and advances	74,898	(89,573)

Net Cash Provided (Used) by Investing Activities	58,898	(89,573)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds (repayments) from notes payable	(6,160)	89,500
Proceeds of preferred stock issuance	189,784	85,228

Net Cash Provided by Financing Activities	183,624	174,728

NET INCREASE IN CASH	583	781

CASH AT BEGINNING OF YEAR	1,109	328

CASH AT END OF YEAR	$1,692	$1,109

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$5,750	$6,120
Income taxes	$-	$-

See accompanying notes and report of independent registered public accounting firm.

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity – Focus Systems, Inc. (the “Company”), incorporated under the laws of the state of Washington on August 8, 2007.  On October 20, 2009, the Company was purchased by Propalms, Inc. (“Propalms”), a company incorporated under the laws of Nevada. On April 19, 2010, Propalms sold the Company to Infrared Systems International (“ISI”), a company incorporated under the laws of Nevada.  The Company currently operates as a wholly owned subsidiary of ISI.

Nature of Operations – The Company provides Internet and technology related services including Remote Desktop and cloud computing, Voice over Internet Protocol (VoIP) phone services, connectivity, web access, web hosting and development, networking, and consulting and business management for those services.  The Company has provided past Internet access and services to customers across the United States with concentrations in Washington and Hawaii; however, in recent years the Company has shifted its focus from Internet access to providing its core services – Remote Desktop and cloud computing, and Voice over Internet Protocol (VoIP) phone services to small businesses.

Management’s Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The financial statements above reflect all of the costs of doing business.

Deferred Taxes – The Company accounts for income taxes under Section 740-10-30 of the FASB Accounting Standards Codification. Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.  Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations in the period that includes the enactment date.

Cash and Cash Equivalents – For purposes of the Statements of Cash Flows, the Company considers highly liquid investments with an original maturity of three months or less to be cash equivalents..

Accounts Receivable – The Company records accounts receivable at cost less allowance for doubtful accounts. The Company estimates allowances for doubtful accounts based on the aged receivable balances and historical losses.  The Company recorded a bad debt expense during the fiscal year ended September 30, 2009 and 2008 in the amounts of $41,647 and $39,808, respectively, to account for these.

Prepaid Expenses – The Company recorded prepaid expenses during fiscal year ended September 30, 2009 in the amount of $7,866.  This amount included prepaid postage and prepaid insurance.

Property and Equipment –Property and equipment is stated at cost. Depreciation is provided by the straight-line method over the estimated economic life of the property and equipment remaining from three to seven years.

When assets are sold or retired, their costs and accumulated depreciation are eliminated from the accounts and any gain or loss resulting from their disposal is included in the statement of operations.

The Company recognizes an impairment loss on property and equipment when evidence, such as the sum of expected future cash flows (undiscounted and without interest charges), indicates that future operations will not produce sufficient revenue to cover the related future costs, including depreciation, and when the carrying amount of the asset cannot be realized through sale. Measurement of the impairment loss is based on the fair value of the assets.

During the fiscal year ended September 30, 2009, the Company purchased $16,000 worth of equipment and recorded depreciation of $5,500 during that same fiscal year.

Loans – The Company made a short term no interest loan to an unrelated party during the fiscal year ended September 30, 2008.  The loan was repaid in full during the fiscal year ended September 30, 2009. Imputed interest is included in the accompanying statements of operations.

Revenue Recognition – The Company applies paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition. The Company recognizes revenue when services are realized or realizable and earned less estimated future doubtful accounts. The Company considers revenue realized or realizable and earned when all of the following criteria are met:

(i)     persuasive evidence of an arrangement exists,

(ii)    the services have been rendered and all required milestones achieved,

(iii)   the sales price is fixed or determinable, and

(iv)  collectability is reasonably assured.

Loss Per Share - Net loss per common share is computed pursuant to section 260-10-45 of the FASB Accounting Standards Codification. Basic net loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. Diluted net loss per share is computed by dividing net loss by the weighted average number of shares of common stock and potentially outstanding shares of common stock during each period. There were no potentially dilutive shares outstanding as of September 30, 2009 and 2008.

Recent Accounting Pronouncements - The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

As a result of the Company’s implementation of the Codification during the fiscal year ended September 30, 2009, previous references to new accounting standards and literature are no longer applicable. In the current annual financial statements, the Company will provide reference to both new and old guidance to assist in understanding the impacts of recently adopted accounting literature, particularly for guidance adopted since the beginning of the current fiscal year but prior to the Codification.

FASB Accounting Standards Codification (Accounting Standards Update (“ASU”) 2009-01) – In June 2009, FASB approved the FASB Accounting Standards Codification (“the Codification”) as the single source of authoritative nongovernmental GAAP. All existing accounting standard documents, such as FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other related literature, excluding guidance from the Securities and Exchange Commission (“SEC”), have been superseded by the Codification. All other non-grandfathered, non-SEC accounting literature not included in the Codification has become nonauthoritative. The Codification did not change GAAP, but instead introduced a new structure that combines all authoritative standards into a comprehensive, topically organized online database. The Codification is effective for interim or annual periods ending after September 15, 2009, and impacts the Company’s financial statements as all future references to authoritative accounting literature will be referenced in accordance with the Codification. There have been no changes to the content of the Company’s financial statements or disclosures as a result of implementing the Codification during the fiscal year ended September 30, 2009.

Subsequent Events (Included in Accounting Standards Codification (“ASC”) 855 “Subsequent Events”, previously SFAS No. 165 “Subsequent Events”) – SFAS No. 165 established general standards of accounting for and disclosure of events that occur after the balance sheet date, but before the financial statements are issued or available to be issued (“subsequent events”). An entity is required to disclose the date through which subsequent events have been evaluated and the basis for that date. For public entities, this is the date the financial statements are issued. SFAS No. 165 does not apply to subsequent events or transactions that are within the scope of other GAAP and did not result in significant changes in the subsequent events reported by the Company. SFAS No. 165 became effective for interim or annual periods ending after June 15, 2009 and did not impact the Company’s financial statements. The Company evaluated for subsequent events through the issuance date of the Company’s financial statements. Other than those listed below, no recognized or non-recognized subsequent events were noted.

NOTE 2 - GOING CONCERN

The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. At September 30, 2009 and 2008, the Company had a retained deficit of $341,938 and $59,317, respectively.  During those same respective periods, the Company incurred a net loss of $282,622 and negative cash flows from operations of $241,939 during fiscal year 2009 and a net loss of $98,780 and negative cash flows from operations of $84,374 during fiscal year 2008. These factors create an uncertainty about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

The Company's continuation as a going concern is dependent upon its ability to increase revenues, decrease or contain costs, and achieve profitable operations. In this regard, our ability to continue as a going concern has caused the Board of Directors to continue investigating merger and acquisition opportunities.  We will look to further diversify our holdings and sources of cash flow. Should the Company's financial resources prove inadequate to meet the Company's needs before additional revenue sources can be realized, the Company may raise additional funds through loans or through sales of common or preferred stock. There is no assurance that the Company will be successful in achieving profitable operations or in raising any additional capital.

NOTE 3 – PROPERTY AND EQUIPMENT

                                                       Estimated Useful Lives                         September 30, 2009                  September 30, 2008
                                                      _________________________    _____________________    _____________________

Computers and peripherals                  5 years                                                 16,000                                                       -
                                                                                                                  _____________________    _____________________
                                                                                                                             16,000                                                       -
Less accumulated depreciation                                                                       (5,500)                                                        -
                                                                                                                  _____________________    _____________________
Net property and equipment                                                                        $   10,500                                      $               -
                                                                                                                  ===================    ===================

NOTE 4 – STOCKHOLDERS’ EQUITY (DEFICIT)

During the fiscal year ended September 30, 2008, the Company issued 85,228 shares of Preferred stock for $85,228 in cash.

During the fiscal year ended September 30, 2009, the Company issued 189,784 shares of Preferred stock for $189,784 in cash.

NOTE 5 – INCOME TAXES

At fiscal years ended September 30, 2009 and 2008, the Company has federal net operating loss carryovers of approximately $342,000 and $59,000, respectively, available to offset future taxable income and expiring in 2028.  The Company established a valuation allowance to offset the net deferred tax assets.

The income tax provision consists of the following components for the years ended September 30, 2009 and 2008:

                                                                                                       2009           2008
                                                                                                  _______   __________
Current income tax expense (benefit)                                         $    -         $       -
Deferred income tax expense (benefit)                                             -                  -
                                                                                                  _______   __________
Net income tax expense (benefit) charged to operations            $    -          $       -
                                                                                                  _______   __________

The income tax provision differs from the amounts that would be obtained by applying the federal statutory income tax rate to loss before income tax provision as follows for the years ended September 30, 2009 and 2008:

                                                                                   2009                   2008
                                                                      ______________    _______________
Loss before income tax provision                 $   (282,622)         $    (98,780)
Expected federal income tax rate                              15.0%                  15.0%
                                                                     ______________    _______________
Expected income tax expense (benefit) at
  statutory rate                                                $     (42,393)          $     (14,817)
Tax effect of:
     Meals and entertainment                                          37                           93
Change in valuation allowance                             42,356                     14,724
                                                                     ______________    _______________
Net income tax expense (benefit)                 $           -                   $            -
                                                                     ______________    _______________

The Company's deferred tax assets, deferred tax liabilities, and valuation allowance are as follows:

                                                                     September 30,            September 30,
                                                                           2009                               2008
                                                             _________________    _______________
Deferred tax assets:
     Net operating loss carryovers                $      342,000                $     59,000
     Valuation allowance                                     (342,000)                    (59,000)
                                                                 _________________    _______________
Total deferred tax assets                             $              -                    $           -
                                                                 _________________    _______________

NOTE 6 – NOTES PAYABLE

During the fiscal years ended September 30, 2009 and 2008, the Company owed loans to a non-affiliated party in the amounts of $95,840 and $102,000, respectively.  The loans are due on demand and are not backed by any collateral of the Company. The Company accrues an interest rate of 6% on the outstanding balance.

NOTE 7 – SUBSEQUENT EVENTS

On October 20, 2009, 100% of the Company’s outstanding common stock was purchased by Propalms, Inc.

On April 19, 2010, 100% of the Company’s outstanding common stock was purchased by Infrared Systems International.

(b)	Pro Forma Financial Information

The following pro forma financial statements of Infrared Systems International and Focus Systems, Inc. are set forth below: (Unaudited) Condensed Pro Forma Balance Sheet of Infrared Systems International and Focus Systems, Inc. as of March 31, 2010, (Unaudited) Condensed Pro Forma Statements of Operations for the twelve months ended September 30, 2009 and 2008, and (Unaudited) Condensed Pro Forma Statement of Operations for the six months ended March 31, 2010.

PRO FORMA FINANCIAL STATEMENTS

The following (unaudited) condensed pro forma balance sheet reflects the financial position of Infrared Systems International as of March 31, 2010 as if the merger with Focus Systems, Inc. had been completed as of that date, and the (unaudited) condensed pro forma statements of operations for Infrared Systems International for the years ended September 30, 2009 and 2008, and for the six months ended March 31, 2010, as if the merger had been completed as of those dates.  The merger was actually consummated on April 19, 2010.

These financial statements are presented for informational purposes only and do not purport to be indicative of the financial position that would have resulted if the merger had been consummated at each company’s year end. The pro forma financial statements should be read in conjunction with Infrared Systems International’s financial statements and related notes thereto contained in Infrared Systems International’s SEC quarterly and annual filings (including its Current Reports on Form 8-K filed with the Commission in connection with the acquisition) and Focus Systems, Inc.’s financial statements and related notes thereto contained elsewhere in this Form 8-K/A.

A final determination of required accounting adjustments, including the allocation of the purchase price to the assets acquired based on their respective fair values, has not yet been made as of the dates of the pro forma’s.  Accordingly, the accounting adjustments made in connection with the development of the pro forma financial statements are preliminary and have been made solely for the purposes of developing the pro forma combined financial information.

INFRARED SYSTEMS INTERNATIONAL AND FOCUS SYSTEMS, INC.
(Unaudited) Condensed Pro Forma Balance Sheet
As of March 31, 2010

ASSETS
	Infrared Systems		(Unaudited)	(Unaudited)
	International	Focus Systems	Adjustments	Total
CURRENT ASSETS:
Cash	$198	$876	$-	$1,074
Accounts receivable	14,400	78,097	-	92,497
Prepaid expenses	1,774	-	-	1,774
Total Current Assets	16,372	78,973	-	95,345

PROPERTY AND EQUIPMENT, net	6,012	14,000	-	20,012

DEFINITE-LIFE INTANGIBLE ASSETS	34,970	-	-	34,970

TOTAL ASSETS	$57,354	$92,973	$-	$150,327

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$54,264	$24,759	$-	$79,023
Credit cards payable	-	13,740	-	13,740
Customer deposits	52,368	-	-	52,368
Notes and shareholder loans	1,807	221,057	-	222,864
Other liabilities	-	65,052	-	65,052
Total Current Liabilities	108,439	324,608	-	433,047

STOCKHOLDERS' (DEFICIT)
Preferred stock, $0.001 par value, 50,000,000 shares
authorized, no shares issued and outstanding	-	-	-	-
Preferred stock, $0.001 par value, 500,000 shares	-	246	(246)	1,167
authorized, 246,024 shares issued and outstanding	-			-
Common stock, $0.001 par value, 50,000,000 shares
authorized, 1,167,279 shares issued and outstanding	1,167	-	-
Common stock, $0.001 par value, 1,000,000 shares
authorized, 500,000 shares issued and outstanding	-	500	(500)	-
Capital in excess of par value	1,003,452	245,778	746	1,249,976
Retained (deficit)	(1,055,704)	(478,159)	-	(1,533,863)
Total Stockholders' (Deficit)	(51,085)	(231,635)	-	(282,720)

TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)	$57,354	$92,973	$-	$150,327

See accompanying notes to (unaudited) pro forma financial statements.

INFRARED SYSTEMS INTERNATIONAL AND FOCUS SYSTEMS, INC.
(Unaudited) Condensed Pro Forma Statement of Operations
For the Six Months Ended March 31, 2010

			(Unaudited)	(Unaudited)
	Infrared Systems		Pro Forma	Pro Forma
	International	Focus Systems	Adjustments	Total
REVENUES:
Royalty	$31,200	$-	$-	$31,200
Service revenue	-	39,912	-	39,912
Total Revenues	31,200	39,912	-	71,112

COST OF GOODS SOLD	-	11,018	-	11,018

GROSS PROFIT	31,200	28,894	-	60,094

OPERATING EXPENSES:
Bad debts	-	60,068	-	60,068
Consulting fees	-	6,008	-	6,008
Payroll expense	-	90,888	-	90,888
Professional fees	46,800	4,396	-	51,196
Travel, meals, and entertainment	4,968	3,369	-	8,337
Management fees	4,092	-	-	4,092
Research and development	595	-	-	595
Other general and administrative	12,769	47,089	-	59,858
Total Operating Expenses	69,224	211,818	-	281,042

LOSS FROM OPERATIONS	(38,024)	(182,924)	-	(220,948)

OTHER INCOME (EXPENSE):
Interest expense	(1,829)	(24,167)	-	(25,996)

LOSS BEFORE INCOME TAX PROVISION	(39,853)	(207,091)	-	(246,944)

PROVISION FOR INCOME TAXES	-	-	-	-

NET LOSS	$(39,853)	$(207,091)	$-	$(246,994)

See accompanying notes to (unaudited) pro forma financial statements.

INFRARED SYSTEMS INTERNATIONAL AND FOCUS SYSTEMS, INC.
(Unaudited) Condensed Pro Forma Statement of Operations
For the Year Ended September 30, 2009

			(Unaudited)	(Unaudited)
	Infrared Systems		Pro Forma	Pro Forma
	International	Focus Systems	Adjustments	Total
REVENUES:
Royalty	$114,400	$-	$-	$114,400
ISP revenues	-	184,063	-	184,063
Service revenue	-	79,410	-	79,410
Total Revenues	114,400	263,473	-	377,873

COST OF GOODS SOLD	-	28,648	-	28,648

GROSS PROFIT	114,400	234,825	-	349,225

OPERATING EXPENSES:
Bad debts	-	41,647	-	41,647
Consulting fees	-	8,307	-	8,307
Payroll expense	-	286,967	-	286,967
Professional fees	54,604	2,346	-	56,950
Travel, meals, and entertainment	24,423	487	-	24,910
Management fees	20,413	-	-	20,413
Research and development	2,596	-	-	2,596
Other general and administrative	32,915	171,942	-	204,857
	________________	_________________	_________________	_________________
Total Operating Expenses	134,951	511,697	-	646,648
	________________	_________________	_________________	_________________

LOSS FROM OPERATIONS	(20,551)	(276,872)	-	(297,423)

OTHER INCOME (EXPENSE):
Interest expense	(2,727)	(5,750)	-	(8,477)
	________________	_________________	_________________	_________________

LOSS BEFORE INCOME TAX PROVISION	(23,278)	(282,622)	-	(305,900)

PROVISION FOR INCOME TAXES	-	-	-	-
	________________	_________________	_________________	_________________

NET LOSS	$(23,278)	$(282,622)	$-	$(305,900)

See accompanying notes to (unaudited) pro forma financial statements.

INFRARED SYSTEMS INTERNATIONAL AND FOCUS SYSTEMS, INC.
(Unaudited) Condensed Pro Forma Statement of Operations
For the Year Ended September 30, 2008

			(Unaudited)	(Unaudited)
	Infrared Systems		Pro Forma	Pro Forma
	International	Focus Systems	Adjustments	Total
REVENUES:
Royalty	$114,400	$-	$-	$114,400
ISP revenues	-	899,819	-	899,819
Service revenue	-	164,154	-	164,154
Total Revenues	114,400	1,063,972	-	1,178,372

COST OF GOODS SOLD	-	424,274	-	424,274

GROSS PROFIT	114,400	639,698	-	754,098

OPERATING EXPENSES:
Bad debts	-	39,808	-	39,808
Consulting fees	-	20,000	-	20,000
Payroll expense	-	282,683	-	282,683
Professional fees	54,604	38,534	-	93,138
Travel, meals, and entertainment	24,423	1,238	-	25,661
Management fees	20,413	-	-	20,413
Loss on goodwill impairment, ISP	-	121,742	-	121,742
Research and development	2,596	-	-	2,596
Other general and administrative	32,915	245,709	-	278,624

Total Operating Expenses	134,951	749,714	-	884,665

LOSS FROM OPERATIONS	(20,551)	(110,016)	-	(130,567)

OTHER INCOME (EXPENSE):
Interest and finance charge	-	16,346	-	16,346
Referral fees	-	1,010	-	1,010
Interest expense	(2,727)	(6,120)	-	(8,847)
Total Other Income (Expense)	(2,727)	11,236	-	8,509

LOSS BEFORE INCOME TAX PROVISION	(23,278)	(98,780)	-	(102,083)

PROVISION FOR INCOME TAXES	-	-	-	-

NET LOSS	$(23,278)	$(98,780)	$-	$(122,058)

See accompanying notes to (unaudited) pro forma financial statements.

NOTES – Adjustments to (Unaudited) Condensed Pro Forma Statements as of March 31, 2010.

On April 19, 2010, Focus Systems, Inc., pursuant to the terms of an acquisition between Propalms, Inc. and Infrared Systems International, became a wholly-owned subsidiary of Infrared Systems International. As part of the consolidation, the equity section of Focus Systems, Inc. has been eliminated.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

February 14, 2011                                           NFRARED SYSTEMS INTERNATIONAL

By:     /s/ William M. Wright /s/
William M. Wright, President & CEO